Exhibit 10.1
SUBSCRIPTION AGREEMENT

X-Factor Communications Holdings, Inc. 3 Empire Blvd., 5th Floor
South Hackensack, NJ 07606

Ladies and Gentlemen:

1.           Subscription. The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from X-Factor Communications Holdings, Inc., a Delaware corporation (the “Company”), whose common stock is quoted on the OTC Bulletin Board (the “OTCBB”), the number of shares of common stock, par value $0.0001 per share (the “Common Stock”) of the Company set forth on the signature page hereof (the “Subscription Amount”).

2.           Offering. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Private Placement Memorandum of the Company, dated June 12, 2013 as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the “Memorandum”), relating to the offering (the “Offering”) by the Company of securities of the Company, including up to a maximum of 892,858 shares (the “Shares”) or

$500,000 (the “Maximum Offering Amount”), at a purchase price of $0.56 per share, subject to an increase in the Maximum Offering Amount to $750,000 or 1,339,286 Shares (the “Over-Allotment Amount”) to cover over-allotments, and warrants to purchase up to 200% of the number of Shares purchased in the Offering. Each Purchaser subscribing to the Offering will receive (i) a three-year warrant (each a “Warrant A”) to purchase shares of Common Stock of the Company equal to 100% of the number of Shares such Purchaser subscribes for hereunder (the “Warrant A Shares”) at an exercise price of $1.10 per share (subject to proportionate adjustment for forward stock splits, dividends, stock combinations and similar proportionately applied capital changes) and (ii) a five-year warrant (each a “Warrant B” and together with each Purchaser’s Warrant A, such Purchaser’s “Warrants”) to purchase shares of Common Stock of the Company equal to 100% of the number of Shares such Purchaser subscribes for hereunder (the “Warrant B Shares” and together with the Warrant A Shares, the “Warrant Shares”) at an exercise price of $2.20 per share (subject to proportionate adjustment for forward stock splits, dividends, stock combinations and similar proportionately applied capital changes). The Shares and the Warrants may be referred to collectively herein as the “Securities.” The Company shall offer the Securities on its own behalf but reserves the right to pay one or more broker dealers, registered with the Financial Industry Regulatory Authority (FINRA), commissions on sales placed by such broker dealers in connection with this Offering. Each investor must invest a minimum of $25,000 (the “Minimum Subscription Amount”). Subscriptions for less than the Minimum Subscription Amount may be accepted in the sole discretion of the Company. The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety.

3.           Payment. The Purchaser will immediately make a wire transfer payment to, “Richardson & Patel LLP Client Trust Account” in the full amount of the Subscription Amount of the Securities being subscribed for. Wire transfer instructions are set forth on page A-12 hereof under the heading “To subscribe for Securities in the private offering of X-Factor Communications Holdings, Inc." Such funds will be held for the Purchaser's benefit, and will be returned promptly, without interest or offset, if this Subscription Agreement is not accepted by the Company, or the Offering is terminated pursuant to its terms by the Company prior to the Closing (as hereinafter defined).  Together with a wire transfer of the full Subscription Amount, the Purchaser is delivering a completed and executed Signature Page to this Subscription Agreement.

4.           Deposit and Release of Funds. All payments by wire transfer as provided in Section 3 hereof shall be deposited by the Company as soon as practicable after receipt thereof with Richardson & Patel, LLP, in its capacity as escrow agent for the Offering (the “Escrow Agent”), in a non-interest-bearing escrow account, the wire instructions to which are provided on page A-12 hereof (the “Escrow Account”). All funds deposited in the Escrow Account pursuant to this Subscription Agreement shall remain in the Escrow Account until the earliest to occur of (a) the acceptance of the Purchaser’s subscription (the " Closing") (b) the rejection of the Purchaser’s subscription, or (c) the termination of the Offering by the Company. The Company may continue to offer and sell the Securities and conduct additional Closings for the purchase and sale of the Securities until the termination of the Offering.

5.           Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for the Securities, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver an executed copy of this Subscription Agreement to the Purchaser. If this subscription is rejected in whole or the Offering of the Securities is terminated, all funds received from the Purchaser will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

6.	Subscription Rights.

a)
If at any time after the date hereof until the Purchaser shall no longer own any Securities or any Warrant Shares, the Company proposes to issue equity securities of any kind (for purposes of this Section 6(a), the term “equity securities” shall include any warrants, options or other rights to acquire equity securities and debt securities convertible into equity securities) of the Company (other than securities issued (i) to the public in a firm commitment underwriting pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), (ii) in connection with an acquisition of another entity by the Company, whether by purchase of stock, merger, consolidation, purchase of all or substantially all of the assets of such entity or otherwise, (iii) pursuant to an employee stock option plan, stock bonus plan, stock purchase plan or other director, management or employee equity program, whether for a group or individual, or (iv) to vendors and customers of and consultants to the Company in connection with services rendered), then the Company shall:

(i)
give written notice to the Purchaser (the “Subscription Rights Notice”) setting forth in reasonable detail (A) the designation and all of the terms and provisions of the equity securities proposed to be issued (the “Proposed Securities”), including, where applicable, the voting powers, preferences and relative participating, optional or other special rights, and the qualification, limitations or restrictions thereof and interest rate and maturity; (2) the price and other terms of the proposed sale of such securities; (3) the amount of such securities proposed to be issued; and (4) such other information as the Purchaser may reasonably request in order to evaluate the proposed issuance; and

(ii)
offer to the Purchaser a portion of the Proposed Securities equal to a percentage determined by dividing (x) the number of Shares and Warrant Shares owned by such Purchaser immediately prior to the issuance of the Proposed Securities, by (y) the total number of Shares and Warrant Shares owned by all of the purchasers in this Offering (the “Purchasers”) immediately prior to the issuance of the Proposed Securities.

b)
The Purchaser must exercise his, her or its purchase rights hereunder within five (5) business days after receipt of the Subscription Rights Notice from the Company. To the extent that the Company offers two or more securities in units, the Purchaser must purchase such units as a whole and will not be given the opportunity to purchase only one of the securities making up such unit.

c)
Upon the expiration of the offering period described in Section 6(b) above, the Company will be free to sell such Proposed Securities that such Purchasers have not elected to purchase during the one hundred and eighty (180) days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Purchasers. Any Proposed Securities offered or sold by the Company after such one hundred and eighty (180) day period must be reoffered to such Purchasers in accordance with Section 6(a) above.

d)
The election by the Purchaser not to exercise his, her or its subscription rights under this Section 6 in any one instance shall not affect his, her or its right (other than in respect of a reduction in his, her or its percentage holdings) as to any subsequent proposed issuance. Any sale of such securities by the Company without first giving the Purchaser the rights described in this Section 6 shall be void and of no force and effect.

e)
The Company and the Purchaser hereby declare that it is impossible to measure in money the damages which will accrue to the parties hereto by reason of the failure of the Company or the Purchaser to perform any of his, her or its obligations set forth in this Section 6. Therefore, the Company and the Purchaser shall have the right to specific performance of such obligations, and if any party hereto shall institute any action or proceeding to enforce the provisions hereof, each of the Company and the Purchaser hereby waives the claim or defense that the party instituting such action or proceeding has an adequate remedy at law.

7.	Tag-Along Rights.

a)
If at any time from the date hereof until such time as the Purchaser sells, transfers or otherwise disposes of any part of the Securities to a third party, Charles Saracino, the Company’s Chief Executive Officer and largest shareholder or any Permitted Transferee (as defined below) (the “Selling Shareholder”), proposes to sell or transfer any shares of Common Stock (other than sales or transfers (i) to any spouse or any descendants (whether natural or adopted) of  Charles Saracino, any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations (the “Permitted Transferees”); provided, however that any such Permitted Transferee must prior to receiving, accepting or acquiring any such shares of Common Stock from Charles Saracino or any other Permitted Transferee agree to be bound by the terms of this Section 7; (ii) to the Company or (iii) pursuant to a brokers’ transaction within the meaning of Section 4(4) of the Securities Act), such Selling Shareholder shall notify the Purchasers (the “Tag-Along Investors”), in writing, of such proposed sale or transfer and its terms and conditions. Within ten (10) days of the date of such notice, each other Tag-Along Investor shall notify the Selling Shareholder if he, she or it elects to participate in such proposed sale or transfer. Any Tag-Along Investor that fails to notify the Selling Shareholder within such ten (10) day period shall be deemed to have waived his, her or its rights hereunder. Each Tag-Along Investor that so notifies the Selling Shareholder shall have the right to sell, at the same price and on the same terms and conditions as the Selling Shareholder, the number of Shares equal to the number of shares of Common Stock the third party actually proposes to purchase multiplied by a fraction, the numerator of which shall be the number of Shares owned by such Tag-Along Investor and the denominator of which shall be the aggregate number of Shares owned by the Selling Shareholder and each Tag-Along Investor exercising his or its rights under this Section 7.

b)
Notwithstanding anything contained in this Section 7, the tag-along rights provided  in  this Section 7 shall terminate as to any Tag-Along Investor who does not certify in writing to the Selling Shareholder in conjunction with such Tag-Along Investor’s exercise of the foregoing tag- along right that such Tag-Along Investor continues to qualify as an “accredited” investor within the meaning of Regulation D.

8.	Representations and Warranties. The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

a)
Neither the Shares, the Warrants nor the Warrant Shares are registered under the Securities Act, or any state securities laws. The Purchaser understands that the offer and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D (“Regulation D”) each as promulgated by the United States Securities and Exchange Commission (the “Commission”) thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

b)
Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser's attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received the Memorandum and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;

c)
Neither the Commission nor any state securities commission or other regulatory authority has approved the Securities or the Warrant Shares or passed upon or endorsed the merits of the offering of the Securities or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any federal, state or other regulatory authority;

d)
All documents, records, and books pertaining to the investment in the Securities (including, without limitation, the Memorandum) have been made available for inspection by such Purchaser and its Advisers, if any;

e)
The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering of the Securities and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any. The Purchaser has read and understands the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 filed by the Company with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on May 16, 2013, along with each subsequent Quarterly Report on Form 10-Q and Current Report on Form 8-K filed  by  the  Company  thereafter  (the  “Filings”),  all  of  which  are  available  for  review  at www.sec.gov. The Purchaser further acknowledges that there is no further information about the Company that the Purchaser desires in determining whether to acquire the Securities;

f)
In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in this Subscription Agreement or the Memorandum;

g)
The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, Internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the Offering of the Securities through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

h)
The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions that may be paid by the Company in cash and shares of Common Stock to any FINRA registered broker dealer that places Securities in this Offering);

i)
The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto;

j)
The Purchaser is not relying on the Company, or any of its respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;

k)
The Purchaser is acquiring the Securities solely for such Purchaser's own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Securities or the Warrant Shares and the Purchaser has no plans to enter into any such agreement or arrangement;

l)
The Purchaser must bear the substantial economic risks of the investment in the Securities indefinitely because the Securities and the Warrant Shares may not be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends to the following effect shall be placed on the Securities and the Warrant Shares to the effect that they have not been registered under the Securities Act or applicable state securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER   HEREOF,   BY   PURCHASING   SUCH   SECURITIES,

AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IF AVAILABLE, OR UNDER AN EFFECTIVE REGISTRATION STATEMENT, AND, IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT;

m)
Appropriate notations will be made in the Company's stock books to the effect that the Securities and the Warrant Shares have not been registered under the Securities Act or applicable state securities laws. Stop transfer instructions will be placed with the transfer agent of the securities. There can be no assurance that there will be any market for resale of the Securities or the Warrant Shares, nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future. The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Securities or the Warrant Shares for an indefinite period of time;

n)
The Purchaser is aware that an investment in the Securities is high risk, involving a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the Memorandum, and, in particular, acknowledges that the Company has a limited operating history, significant operating losses since inception, minimal revenues to date, limited assets, and is engaged in a highly competitive business;

o)
The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification contained herein;

p)
The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

q)
The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Securities and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company deemed relevant by the Purchaser or the Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers, if any;

r)
Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in the Memorandum. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Securities or the Warrant Shares;

s)
The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in development-stage companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

t)	The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment;

u)
The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;

v)
No oral or written representations have been made, or oral or written information furnished, to the Purchaser or the Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Memorandum;

w)
Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

x)
The Purchaser's substantive relationship, if any, with any FINRA registered broker dealer through which the Purchaser is subscribing for the Common Stock predates such broker-dealer’s contact with the Purchaser regarding an investment in the Securities;

y)
NONE OF THE SECURITIES OR THE WARRANT SHARES OFFERED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES AND WHEN EXERCISED, THE WARRANT SHARES, ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES AND WARRANT SHARES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

z)
In making an investment decision Purchasers must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. The Purchaser should be aware that it will be required to bear the financial risks of this investment for an indefinite period of time;

aa)
The Purchaser understands that any FINRA registered broker dealer that places Securities in this Offering (i) may receive the compensation set forth in the Memorandum in connection with the Offering and (ii) affiliates and/or employees of such registered broker dealers may, but are not obligated to, purchase Securities in the Offering and all such Securities purchased shall be included in calculating whether the Maximum Offering Amount has been obtained.

bb)
(For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;

cc)
The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at  <http://www.treas.gov/ofac>  before  making the following  representations. The  Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found  on  the  OFAC  website  at  <http://www.treas.gov/ofac>.  In  addition,  the  programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1  or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

dd)
To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

ee)
To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnote below; and

ff)
If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to  inspection  by  the  banking  authority  that  licensed  the  Foreign  Bank  to  conduct  banking

1    These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

2    A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government- owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3    “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4    A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

9.           Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, its respective officers, directors, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all legal and other expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

10.	Registration Rights.

	a)	Definitions. For purposes of this Section 10 the capitalized terms in this Section 10 shall have the following meanings:

(i)
“Family Member” means (a) with respect to any individual, such individual’s spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

(ii)
“Holders” means each holder of Registrable Securities, the Purchaser or any of the Purchaser’s respective successors and Permitted Assignees who acquire rights in accordance with this Subscription Agreement with respect to any Registrable Securities directly or indirectly from a Purchaser or from any Permitted Assignee.

(iii)
“Permitted Assignee” means (a) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (b) with respect to a corporation, its stockholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its  members  or former members in accordance with their interest in the limited liability company, (d) with respect to an individual party, any Family Member of such party, (e) an entity that is controlled by, controls, or is under common control with a transferor, or (f) a party to this Subscription Agreement.

		(iv)	“Registration Filing Date” means the date that is one hundred twenty (120) days following the expiration of the Offering Period (as such term is defined in the Memorandum).

(v)
“Registrable Securities” means (i) the Shares and the (ii) the Registrable Warrant Shares, but excluding (x) any Registrable Securities that have been publicly sold or may be sold immediately without registration under the Securities Act either pursuant to Rule 144 of the Securities Act or otherwise; (y) any Registrable Securities sold by a person in a transaction pursuant to a registration statement filed under the Securities Act, or (z) any Registrable Securities that are at the time subject to an effective registration statement under the Securities Act.

(vi)	“Registrable Warrant Shares” means the shares of Common Stock issued or issuable to each Purchaser upon exercise of the Warrants.

b)           Registration on Form S-1. The Company agrees to use reasonable best efforts to file with the Commission on or prior to the Registration Filing Date, a Registration Statement on Form S-1 (the "Registration Statement"), or other applicable form, relating to the resale by the Holders of all of the Registrable Securities, and the Company shall use its reasonable best efforts to cause such Registration Statement to be declared effective as promptly as possible after the filing thereof and to keep such Registration Statement continuously effective until such date as is the earlier of (1) the date on which all of the Registrable Securities have been sold or (2) the date on which the Registrable Securities may be sold pursuant to Rule 144; provided, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section, or keep such registration effective pursuant to the terms hereunder in any particular jurisdiction in which the Company would be required to qualify to do business as a foreign corporation or as a dealer in securities under the securities laws of such jurisdiction or to execute a general consent to service of process in effecting such registration, qualification or compliance, in each case where it has not already done so.

c)           If the Commission does not declare the Registration Statement effective as a result of the Commission’s determination that (y) Rule 415 may not be relied upon for the registration of the resale of any or all of the Registrable Securities, and/or (z) a Holder of any Registrable Securities must be named as an underwriter, the Holders understand and agree that the Company shall register in the Registration Statement such number of Registrable Securities as is permitted by the Commission without naming such holder(s) as an underwriter (unless such holder agrees to be named as an underwriter), provided, however, that the Company may reduce, on a pro rata basis, the total number of Registrable Securities to be registered on behalf of each such Holder. In the event the Commission does not permit the Company to register all of the Registrable Securities in the initial Registration Statement, the Company shall use its commercially reasonable efforts to file one or more subsequent registration statements to register the Registrable Securities that were not registered in the initial Registration Statement as promptly as possible and in a manner permitted by the Commission.

11.           Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that, subject to the terms hereof, the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.

12.           Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the holders of a majority of the issued and outstanding Shares issued in this Offering.

13.           Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 13). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

14.           Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer of the Securities or the Warrant Shares shall be made only in accordance with all applicable laws.

15.           Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly-performed within said State, without regard to its conflicts of laws principles.

16.           Venue. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Subscription Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state or Federal courts sitting in the Borough of Manhattan, City of New York, New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the Borough of Manhattan, City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. The parties hereby waive all rights to a trial by jury.

17.           Blue Sky Qualification. The purchase of the Securities under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

18.           Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

19.           Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and  any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

20.	Miscellaneous.

a)
This Subscription Agreement, together with the exhibits and attachments hereto and thereto constitute, the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

b)
The representations and warranties of the Company and the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Securities and the Warrant Shares.

c)
Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

d)	This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

e)
Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

f)	Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

g)
The Purchaser hereby acknowledges and understands that the Escrow Agent has acted as legal counsel for the Company, and may continue to act as legal counsel for the Company from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Purchaser hereby consents to the Escrow Agent acting in such capacity as legal counsel for the Company and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Purchaser understands and acknowledges that the Company and the Escrow Agent are relying explicitly on the foregoing provision.

h)
It is hereby agreed by the parties hereto that the execution by the Purchaser of this Subscription Agreement, in the place set forth hereinbelow, will be deemed and constitute the agreement by the Purchaser to be bound by all of the terms and conditions hereof as well as by each of the Warrants issued to the Purchaser, and will be deemed and constitute the execution by the Purchaser of each of such Warrants without requiring the Purchaser’s separate signature on any of such Warrants.

The Purchaser understands and acknowledges that there may be multiple closings for this Offering.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

To subscribe for Securities in the private offering of the Company:

1.	Date and Fill in the Subscription Amount of the Securities being purchased and Complete and Sign the Signature Page of the Subscription Agreement.

2.	Initial the Accredited Investor Certification page attached to this letter.

3.	Complete and return the Investor Profile attached to this letter.

4.	Email or Fax all forms to Charles Saracino at csaracino@xfactorcom.com or 201-440-5805and then send all signed original documents to:

Richardson & Patel, LL 405 Lexington Avenue, 49th Floor New York, NY 10017

6.	For wiring funds directly to the Escrow Account, use the following instructions:

	Account Name:	Richardson & Patel LLP Client Trust Account
1100 Glendon Avenue, 8th Floor
Los Angeles, CA 90024

COMERICA BANK OF CALIFORNIA
Westwood Office 1021 Glendon Avenue
Los Angeles, CA 90024 800-888-3595

ABA Number: xxxxxxxxx
Account Number: xxxxxxxxxx
Beneficiary: Richardson & Patel LLP Client Trust Account Ref: X-Factor Communications Holdings, Inc., Investor name,
Social Security Number and Address

ANTI MONEY LAUNDERING REQUIREMENTS
The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions.  Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with such laws.

As part of our required program, we may ask you to provide various identification documents or other information.  Until you provide the information or documents we need, we may not be able to effect any transactions for you.

X-FACTOR COMMUNICATIONS HOLDINGS, INC. SIGNATURE PAGE TO THE
SUBSCRIPTION AGREEMENT

Purchaser hereby elects to subscribe under the Subscription Agreement for Shares and Warrants in the aggregate amount of $(NOTE: to be completed by Purchaser) and executes the Subscription Agreement.

Date (NOTE: To be completed by Purchaser):

If  the  Purchaser  is  an  INDIVIDUAL,  and  if  purchased  as  JOINT  TENANTS,  as  TENANTS  IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature

Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership,                                                      Federal Taxpayer

Corporation, Limited                                                      Identification Number Liability Company or Trust

                          Name: State of Organization Title:

Date                                                      Address

X-FACTOR COMMUNICATIONS HOLDINGS, INC.

By:                                                Name:  Charles Saracino
Title:           Chief Executive Officer

AGREED TO AND ACKNOWLEDGED SOLELY WITH RESPECT TO SECTION 7:

Charles Saracino, in his individual capacity

X-FACTOR COMMUNICATIONS HOLDINGS, INC. ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only

(all Individual Investors must INITIAL where appropriate):

Initial	I have a net worth (including homes, furnishings and automobiles, but excluding for these purposes the net value, after any mortgage, of my primary residence) in excess of
$1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

Initial                      I have had an annual gross income for the past two years of at least $200,000 (or
$300,000  jointly  with  my  spouse)  and  expect  my  income  (or  joint  income,  as appropriate) to reach the same level in the current year.

Initial                      I am a director or executive officer of the Company.

For Non-Individual Investors
(all Non-Individual Investors must INITIAL where appropriate):

Initial
The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial
The investor certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.

Initial
The investor certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial                      The investor certifies that it is an employee benefit plan whose total assets exceed
$5,000,000 as of the date of this Agreement.

Initial	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.

Initial	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial
The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial
The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial
The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial	The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act, or a registered investment company.

X-FACTOR COMMUNICATIONS HOLDINGS, INC.

Investor Profile
(Must be completed by Investor)

Section A - Personal Investor Information

Investor Name(s):

Individual executing Profile or Trustee:

Social Security Numbers / Federal I.D. Number:

Date of Birth:

Marital Status:

Joint Party Date of Birth:

Investment Experience (Years):

Annual Income:

Liquid Net Worth:

Net Worth (excluding net value of primary residence): Tax Bracket:15% or below25% - 27.5%Over 27.5%

Investment Objectives (circle one or more): Preservation of Capital, Income, Capital Appreciation, Trading Profits, Speculation or Other (please specify) * See definitions on following page

Home Street Address:

Home City, State & Zip Code:

Home Phone:

Home Fax:

Home Email:
Employer:

Employer Street Address:

Employer City, State & Zip Code:

Bus. Phone:               Bus. Fax:                     Bus. Email:

Type of Business:

Account Executive / Outside Broker/Dealer:

If you are a United States citizen, please list the number and jurisdiction of issuance of any other government-issued document evidencing residence and bearing a photograph or similar safeguard (such as a driver’s license or passport), and provide a photocopy of each of the documents you have listed.

If you are NOT a United States citizen, for each jurisdiction of which you are a citizen or in which you work or reside, please list (i) your passport number and country of issuance or (ii) alien identification card number AND (iii) number and country of issuance of any other government- issued document evidencing nationality or residence and bearing a photograph or similar safeguard, and provide a photocopy of each of these documents you have listed. These photocopies must be certified by a lawyer as to authenticity.

Section B –  Certificate Delivery Instructions

         Please deliver certificate to the Employer Address listed in Section A.
         Please deliver certificate to the Home Address listed in Section A.
         Please deliver certificate to the following address:

                                                                                                                                       .
 Section C – Form of Payment – Wire Transfer

         Wire funds from my outside account according to the "How to subscribe for Securities" Page. Please check if you are a FINRA member or affiliate of a FINRA member firm:

Investor Signature	Date

Investment Objectives: The typical investment listed with each objective are only some examples of the kinds of investments that have historically been consistent with the listed objectives. However, the Company cannot assure that any investment will achieve your intended objective. You must make your own investment decisions and determine for yourself if the investments you select are appropriate and consistent with your investment objectives.

The Company does not assume responsibility to you for determining if the investments you selected are suitable for you.

Preservation of Capital: An investment objective of Preservation of Capital indicates you seek to maintain the principal value of your investments and are interested in investments that have historically demonstrated a very low degree of risk of loss of principal value. Some examples of typical investments might include money market funds and high quality, short-term fixed income products.

Income: An investment objective of Income indicates you seek to generate Income from investments and are interested in investments that have historically demonstrated a low degree of risk of loss of principal value. Some examples of typical investments might include high quality, short and medium-term fixed income products, short-term bond funds and covered call options.

Capital Appreciation: An investment objective of Capital Appreciation indicates you seek to grow the principal value of your investments over time and are willing to invest in securities that have historically demonstrated a moderate to above average degree of risk of loss of principal value to pursue this objective. Some examples of typical investments might include common stocks, lower quality, medium- term fixed income products Equity mutual funds and index funds.

Trading Profits: An investment objective of Trading Profits indicates you seek to take advantage of short-term trading opportunities, which may involve establishing and liquidating positions quickly. Some examples of typical investments might include short-term purchases and sales or volatile or low priced common stocks, put or call options, spreads, straddles and/or combinations on equities or indexes.  This is a high-risk strategy.

Speculation: An investment objective of Speculation indicates you seek a significant increase in the principal value of your investments and are willing to accept a corresponding greater degree of risk by investing in securities that have historically demonstrated a high degree of risk of loss of principal value to pursue this objective. Some examples of typical investments might include lower quality, long-term fixed income products, initial public offerings, volatile or low priced common stocks, the purchase of sale of put or call options, spreads, straddles and/or combinations on equities or indexes, and the use of short- term or day trading strategies.

Other: Please specify.

A-20